Exhibit 10.1
Execution Copy

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 7, 2011, by and among Bluefly, Inc., a Delaware corporation (the “Company”), and each of the Purchasers named on Schedule 1 hereto (the “Purchasers”).

RECITALS

A.           The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

B.           Each of the Purchasers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the number of shares opposite such Purchaser’s name on Schedule 1 (the shares to be purchased in the aggregate are referred to as the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company on the Closing Date for a purchase price per share of $1.80 (the “Purchase Price”) for an aggregate purchase price of six million, six hundred thousand dollars ($6,600,000).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against the Company or any of its properties or any officer, director or employee of the Company acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect any Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Capitalization Table” has the meaning set forth in Section 2.2(a)(ix).

“Closing” has the meaning set forth in Section 2.1(b).

“Closing Date” has the meaning set forth in Section 2.1(b).

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company Counsel” means Dechert LLP.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Intellectual Property” has the meaning set forth in Section 3.1(x).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement.

“Company Party” has the meaning set forth in Section 4.8(b).

 “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Contract” has the meaning set forth in Section 3.1(n).

“Control” (including the terms “controls”, “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“DTC” has the meaning set forth in Section 4.1(c).

“Environmental Laws” has the meaning set forth in Section 3.1(1).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Existing Stockholder” means each of Quantum Industrial Partners LDC, a Cayman Islands limited duration company, SFM Domestic Investments LLC, a Delaware limited liability company, Maverick Fund USA, Ltd., a Texas limited partnership, Maverick Fund, L.D.C., a Cayman Islands exempted limited duration company, Maverick Fund II, Ltd., a Cayman Islands exempted company, Prentice Consumer Partners, LP, a Delaware limited partnership and Rho Ventures VI, L.P.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, Lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Indemnified Person” has the meaning set forth in Section 4.8(c).

“Indemnifying Person” has the meaning set forth in Section 4.8(c).

“Information Statement” has the meaning set forth in Section 4.2(a).

“Insider” means (i) any Existing Stockholder, (ii) any existing officer or director of the Company, (iii) any Member of the Immediate Family of any Existing Stockholder or (iv) any entity in which any of the Persons described in clause (i), (ii) or (iii) owns any beneficial interest (other than less than one percent of the outstanding shares of capital stock of any corporation whose stock is listed on a Trading Market).

“Intellectual Property” has the meaning set forth in Section 3.1(x).

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“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Lock Up Agreements” means the lock up agreements dated the date hereof (i) in the form attached hereto as Exhibit C-1 executed and delivered by each of the directors and certain current officers of the Company listed on Schedule 2 and (ii) in the form of Exhibit C-2 executed and delivered by each of the Existing Stockholders listed on Schedule 2.

 “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business, condition (financial or otherwise) or liabilities (including contingent liabilities) of the Company or the Company and its Subsidiary, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Contract” means any contract of the Company that was filed or required to be filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K, other than any contract which has expired by its terms and does not provide for the continuation of any material obligation on the part of the Company following the date hereof.

“Material Permits” has the meaning set forth in Section 3.1(u).

“Member of the Immediate Family” of a Person means a spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law, and brother- or sister-in-law of such Person.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Press Release” has the meaning set forth in Section 4.7.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NASDAQ Capital Market.

“Proceeding” means an Action, whether commenced or threatened.

“Proxy Statement” has the meaning set forth in Section 4.2(a).

“Purchase Price” has the meaning set forth in the Recitals.

“Purchasers” shall have the meaning ascribed to such term in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.8(a).

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“Registration Rights Penalty Warrants” has the meaning given such term in the Registration Rights Agreement.

“Registration Rights Agreement” means the amended and restated registration rights agreement dated the date hereof and attached hereto as Exhibit B.

“Registration Statement” means a registration statement covering the resale by the Purchasers of the Shares.

“Regulation D” has the meaning set forth in the Recitals.

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iv).

“Securities Act” has the meaning set forth in the Recitals.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Stockholder Approval Condition” means the Company’s receipt and effectiveness of stockholder approval for the issuance of the Registration Rights Penalty Warrants.

“Stockholder Meeting Date” has the meaning set forth in Section 4.2(a).

“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries.

 “Trading Affiliate(s)” has the meaning set forth in Section 3.2(i).

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC

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Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over- the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Lock Up Agreements and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer and Trust Company, or any successor transfer agent for the Company.

“Voting Agreement” means that certain amended and restated voting agreement dated December 21, 2009.

ARTICLE II

PURCHASE AND SALE

2.1           Purchase and Sale of Shares.

(a)          Amount.  Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below) at the Closing (as defined below) the Company shall issue and sell to the Purchasers, and each Purchaser shall purchase from the Company, the number of Shares opposite such Purchaser’s name on Schedule 1.  Each Purchaser’s agreement to purchase Shares hereunder shall be several and not joint.

(b)          Closing.  The closing of the purchase and sale of the Shares (the “Closing”) shall be take place at the offices of Company Counsel, 1095 Avenue of the Americas, New York, New York or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree at 10:00 a.m., Eastern Standard Time, on the date hereof (the “Closing Date”).

2.2           Closing Deliveries.

(a)          On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Purchasers the following (the “Company Deliverables”):

(i)           this Agreement, duly executed by the Company;

(ii)          a copy of the Company’s irrevocable instructions to the Transfer Agent, acknowledged by the Transfer Agent, instructing the Transfer Agent to deliver, on

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an expedited basis, one or more stock certificates, free and clear of all restrictive and other legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by each Purchaser hereunder, registered in the name of each respective Purchaser, with the original stock certificates sent to the respective Purchasers within three (3) Business Days of the Closing;

(iii)         a legal opinion of Company Counsel, dated as of the Closing Date, executed by such counsel and addressed to the Purchasers;

(iv)         a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(v)          the Compliance Certificate referred to in Section 5.1(g);

(vi)         a certificate evidencing the formation and good standing of the Company in the State of Delaware issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within two (2) Business Days of the Closing Date;

(vii)        a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the States of New York and Ohio, as of a date within three (3) Business Days of the Closing Date;

(viii)       a certified copy of the certificate of incorporation, as certified by the Secretary of State of the State of Delaware, as of a date within three (3) Business Days of the Closing Date;

(ix)          a true and accurate pro forma capitalization table of the Company in Microsoft Excel format setting forth the aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options, warrants and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) as of the Closing Date (the “Capitalization Table”);

(x)          a fully executed Registration Rights Agreement; and

(xi)         fully executed Lock Up Agreements.

(b)          At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i)           this Agreement, duly executed by such Purchaser;

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(ii)          the Purchase Price set forth opposite such Purchaser’s name on Schedule 1 in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to the Purchasers by the Company for such purpose; and

(iii)         a fully completed and duly executed Accredited Investor Questionnaire, reasonably satisfactory to the Company, and Stock Certificate Questionnaire, each in the form attached hereto as Exhibits A-1 and A-2, respectively.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Purchasers that the following representations and warranties are true and complete, except as set forth in the Schedules delivered herewith.  The Schedules shall be arranged in sections corresponding to the lettered subsections contained in this Section 3.1, and the disclosures in any subsection of the schedules shall qualify other subsections in this Section 3.1 to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other subsections.

(a)          Subsidiaries.  The Company has no direct or indirect Subsidiaries, other than Eyefly, LLC, a Delaware limited liability company in which it has a 52% membership interest.

(b)          Organization and Qualification.  The Company and its Subsidiary are each an entity duly incorporated or organized (as applicable), validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor its Subsidiary is in violation of any of the provisions of its certificate of incorporation or certificate of formation or, in any material respects, its by-laws, operating agreement or other organizational or charter documents.  Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

(c)          Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals.  Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation

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of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)          No Conflicts.  The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation, by-laws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, result in any breach of any provision of, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or its Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company or its Subsidiary is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)          Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Shares), other than (i) the filing with the Commission of one or more Registration Statements, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Common Stock and the listing of the Common Stock for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.7 of this Agreement, (vi) the satisfaction of the Stockholder Approval Condition for the Registration Rights Penalty Warrants, and (vii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)          Issuance of the Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.  Assuming the accuracy of the representations and

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warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

(g)          Capitalization.  The aggregate number of shares and type of all authorized, issued and outstanding classes of capital stock, options, warrants and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) as of the Closing Date, is as set forth in the Capitalization Table delivered pursuant to Section 2.2(a)(ix).  All issued and outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance in all material respects with all applicable federal and state securities laws and none of such outstanding securities were issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company.  The Capitalization Table delivered pursuant to Section 2.2(a)(ix) is true and accurate as of the Closing Date.  Except as disclosed in the Capitalization Table delivered pursuant to Section 2.2(a)(ix), as of the Closing Date, the Company did not have outstanding any other options, warrants, securities convertible into Common Stock, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or entered into any agreement giving any Person any right to subscribe for or acquire, any shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  Except as set forth in the Capitalization Table delivered pursuant to Section 2.2(a)(ix), and except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no preemptive rights, anti-dilution or price adjustment provisions contained in any security issued and outstanding by the Company (or in any agreement providing rights to security holders) and the issuance and sale or the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.  Except as set forth in the Capitalization Table delivered pursuant to Section 2.2(a)(ix), and except for the Registration Rights Agreement and the Voting Agreement, (A) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act, (B) there are no agreements or arrangements pursuant to which any Person has any co-sale rights, subscription rights, rights of first refusal, rights of first offer, tag along rights, or drag along rights, and (C) there are no agreements or arrangements relating to the voting of securities of the Company, nor are there any other similar rights relating to the, registration, transfer, sale or voting of the securities of the Company.  To the Company’s Knowledge, except as disclosed in the SEC Reports and any Schedules 13D or 13G filed with the SEC pursuant to Rule 13d-1 of the Exchange Act by reporting persons or in Schedule 3.1(g), as of the date hereof no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock.

(h)          SEC Reports: Disclosure Materials.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof.  Such reports required to

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be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”.  As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act (as applicable) and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing)by the Company, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission.

(i)          Financial Statements.  The financial statements of the Company included in the SEC Reports comply (or, to the extent corrected by a subsequent restatement that is filed with the Commission prior to the date hereof, as corrected do comply) in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(j)          Tax Matters.  The Company and its Subsidiary have each (i) prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company or its Subsidiary (as applicable) and (iii) set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except, in the case of clauses (i) and (ii) above, where the failure to so pay or file any such tax, assessment, charge or return would not reasonably be expected to have a Material Adverse Effect.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction and the officers of the Company know of no basis for any such claim.

(k)         Material Changes; Undisclosed Events, Liabilities or Developments; Solvency.  Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract, (iii) all Material Contracts are in

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full force and effect except those that have expired by their terms or as otherwise set forth in the SEC Reports and, to the Company’s Knowledge, no party to any Material Contract is in breach thereof in any material respect, (iv) the Company’s business has been operated in the ordinary course, (v) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (vi) the Company has not altered its method of accounting or changed its auditors, except as disclosed in its SEC Reports, (vii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (viii) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law and, to the Company’s Knowledge, none of its creditors intends to initiate involuntary bankruptcy proceedings and there does not exist any fact which would reasonably lead a creditor to do so.  Based on the financial condition of the Company as of the Closing, after giving effect to transactions contemplated hereby to occur at the Closing, the Company reasonably expects to have sufficient cash on hand to pay all of its currently foreseeable expenses for the next twelve months.

(l)          Environmental Matters.  To the Company’s Knowledge, neither the Company nor its Subsidiary (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; which, in the case of any of the matters described in clauses (i) — (iv), has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m)         Litigation.  Except as set forth in Schedule 3.1(m), there is no Action (and in the case of any inquiry or investigation, to the Company’s Knowledge) before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or its Subsidiary, and no such Action is currently threatened that could reasonably be expected to lead to the commencement of an Action.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(n)          Contracts.  Schedule 3.1(n) lists the following contracts, agreements, commitments or binding understanding, whether oral or written (collectively, the “Contracts”), to which the Company or its Subsidiary is a party or subject or by which either the Company or its Subsidiary are bound: (i) each employment related Contract, (ii) each Contract (A) with any Insider or (B) between or among any Insiders relating in any way to the Company; and (iii) each Material Contract.

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(o)          Employment Matters.  No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company or its Subsidiary which would reasonably be expected to have a Material Adverse Effect.  The Company and its Subsidiary are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)          Employee Relations.  Neither the Company, nor its Subsidiary, is a party to any collective bargaining agreement.  To the Company’s Knowledge, the Company’s and its Subsidiary’s relations with their respective employees are as disclosed in the SEC Reports.  Except as disclosed in the SEC Reports or as the Purchasers have otherwise been made aware, no current executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.  To the Company’s Knowledge, no executive officer of the Company is in violation of any material term of any employment Contract, confidentiality, disclosure or proprietary information agreement, non- competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

(q)          Labor Matters.  The Company and its Subsidiary are each in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r)          Minute Books.  The minute books of the Company for the period from 2001 to present, all of which have been made available to the Purchasers, are complete and correct.  The minute books of the Company contain, in all material respects, accurate records of all meetings held and actions taken by the Board of Directors and committees of the Board of Directors of the Company during such period, and no meeting of the Board of Directors or committees has been held for which minutes are not contained in such minute books, other than meetings held within the last sixty (60) days for which minutes have not yet been prepared and/or approved by the Board of Directors or applicable committee.

(s)          Affiliate Transactions.  Except as disclosed in the SEC Reports, no Insider has any agreement, contract, commitment or binding understanding, whether oral or written, with the Company or its Subsidiary (other than the employment agreements filed with the Commission), any loan to or from the Company or its Subsidiary or any interest in any assets (whether real, personal or mixed, tangible or intangible) used in or pertaining to the business of the Company or its Subsidiary (other than ownership of capital stock of the Company).  To the Company’s Knowledge, except as set forth in the SEC Reports, no director or officer has any direct or indirect interest in any supplier of the Company or its Subsidiary or in any Person from whom or to whom the Company or its Subsidiary leases any property, or in any other Person with whom the Company or its Subsidiary otherwise transacts business of any nature, other than transactions entered into in the ordinary course of business on the Company’s web site.

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(t)          Compliance.  Neither the Company nor its Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or its Subsidiary under), nor has the Company or its Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of which the Company or its Subsidiary has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Company, its Subsidiary or their respective properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company or its Subsidiary, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u)          Regulatory Permits.  The Company and its Subsidiary each possess or have applied for all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor its Subsidiary has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) to the Company’s Knowledge, there do not exist any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(v)          Title to Assets.  Neither the Company nor its Subsidiary owns any real property.  Each of the Company and its Subsidiary has good and marketable title to all tangible personal property owned by it which is material to the business of the Company, taken as a whole, free and clear of all Liens (other than liens under the Company’s senior credit facility) except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its Subsidiary.  Any real property and facilities held under lease by the Company or its Subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its Subsidiary (as applicable).

(w)         Insurance.  Each of the Company and its Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and locations in which the Company or its Subsidiary is engaged.

(x)          Patents and Trademarks.  The Company and its Subsidiary each owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of its business as now conducted, as described in the SEC Reports (the “Company Intellectual Property”).  Except as set forth in the SEC Reports, (a) to the Company’s Knowledge, there are no rights of third parties to any such Company Intellectual Property that is owned by the Company or its Subsidiary; (b) to the Company’s Knowledge, there is no pending or threatened Action by others challenging the Company’s or its Subsidiary’s rights in or to any such Company Intellectual Property that could reasonably be expected

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to have a Material Adverse Effect; and (c) to the Company’s Knowledge, there is no pending or threatened Action by others that the Company or its Subsidiary infringes or otherwise violates any Intellectual Property of others that could reasonably be expected to have a Material Adverse Effect.

(y)          Internal Accounting Controls; Disclosure Controls.  Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company (i) has established and maintained disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act, and (ii) has disclosed, based on its most recent evaluations, to its outside auditors and the Audit Committee of the Board of Directors of the Company (A) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data, and (B) any fraud known to the Company, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(z)          Form S-3 Eligibility.  As of the date hereof, the Company is eligible to register the Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

(aa)        Sarbanes-Oxley.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it, except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(bb)       Foreign Corrupt Practices.  Neither the Company, not its Subsidiary, nor, to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or its Subsidiary has, in the course of its actions for, or on behalf of, the Company or its Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation in any material respect of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(cc)        Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or its Subsidiary and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Filings and is not so disclosed or that otherwise would reasonably be expected to have a Material Adverse Effect.

(dd)       Indebtedness.  Except as disclosed in the SEC Reports or as incurred pursuant to transactions entered into in the ordinary course of business including draws under the senior credit facility, since June 30, 2011, neither the Company nor its Subsidiary (i) has any outstanding Indebtedness, and (ii) is in violation of any term of or is in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

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(ee)        Certain Fees.  No person or entity will have, as a result of the transactions contemplated by this Agreement and the Transaction Documents, any valid right, interest or claim against or upon the Company or the Purchasers for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.  The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim, except to the extent that such liability, loss or expense results from a breach by such Purchaser of the representations made in Section 3.2(j).

(ff)         Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers under the Transaction Documents.

(gg)       Registration Rights.  Other than as set forth in the SEC Reports and the Transaction Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.

(hh)       No Integrated Offering.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(ii)          Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the twelve months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

(jj)          Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of the State of Delaware that is applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their

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obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(kk)        Disclosure.  To the Company’s Knowledge, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations, financial conditions or prospects, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act), except for the announcement of this Agreement and related transactions contemplated hereby and as may be disclosed on the Current Report on Form 8-K filed pursuant to Section 4.7.  The Company acknowledges and agrees that the Purchasers have not made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(ll)          No General Solicitation.  The Company did not offer the Shares as a general solicitation in the form of an advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

3.2          Representations and Warranties of the Purchasers.  Each Purchaser hereby represents and warrants, severally as to itself and not jointly, as of the date hereof to the Company as follows:

(a)          Organization; Authority.  Such Purchaser is a an entity duly formed, validly existing and in good standing under the laws of the jurisdiction set forth next to its name on Schedule 1, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Purchaser, and no further action is required by such Purchaser (or its respective managing member or general partner, if applicable) in connection therewith.  This Agreement and the other Transaction Documents to which such Purchaser is a party have been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof and thereof, each will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)          No Conflicts.  The execution, delivery and performance by such Purchaser of this Agreement and the other Transaction Documents to which it is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the formation documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to

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which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)          Filings, Consents and Approvals.  Such Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by such Purchaser of the Transaction Documents.

(d)          Investment Intent.  Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares for its own account and not with a view to, or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Shares for any minimum period of time and reserves the right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Shares pursuant to an effective Registration Statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.  Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Shares to or through any person or entity; such Purchaser is not a registered broker- dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(e)          Purchaser Status.  At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(f)          General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(g)          Experience of such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(h)          Access to Information.  Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its

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investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares.  Such Purchaser acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby other than those set forth in the Transaction Documents.

(i)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither such Purchaser nor any Affiliate of such Purchaser which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Shares, and (iii) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”), has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).

(j)          Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.  Such Purchaser shall indemnify, pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(k)          Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents.  Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice.  Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(l)          Reliance on Exemptions.  Such Purchaser understands that the Shares being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

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(m)         No Governmental Review.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(n)          Office.  Such Purchaser’s office in which its investment decision with respect to the Shares was made is located at the address set forth opposite its name on Schedule 1.

The Company and each Purchaser acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

(a)          Compliance with Laws.  Notwithstanding any other provision of this Article IV, each Purchaser covenants as to itself that the Shares may be disposed of only pursuant to an effective Registration Statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws.  In connection with any transfer of the Shares other than (i) pursuant to an effective Registration Statement or (ii) to the Company, the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer (other than pursuant to clauses (i) or (ii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Shares to the extent explicitly set forth in the Transaction Documents.  Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, except to the extent that the Transfer Agent requests such legal opinion, any transfer of Shares by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and provided that such Affiliate does not request any removal of any existing legends on any certificate evidencing the Shares.

(b)         Legends.  Certificates evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE

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STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE OFFER AND SALE OF THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT, IN WHICH CASE THE COMPANY IS ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT SUCH SECURITIES CAN BE SOLD OR TRANSFERRED PURSUANT TO RULE 144 UNDER THE 1933 ACT.  NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

(c)          Removal of Legends.  The restrictive legend set forth in Section 4.1(b) above shall be removed and the Transfer Agent or the Company, as the case may be, shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Shares are registered for resale under the Securities Act (provided that, if a Purchaser is selling pursuant to the effective Registration Statement registering the Shares for resale, such Purchaser agrees to only sell such Shares during such time that such Registration Statement is effective and not withdrawn or suspended, and only as permitted by such Registration Statement), (ii) such Shares are sold or transferred pursuant to Rule 144, (iii) such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, or (iv) if the holder provides the Company with a legal opinion (and the documents upon which the legal opinion is based) reasonably acceptable to the Company to the effect that the legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Staff of the Commission).  Certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to a Purchaser by crediting the account of such Purchaser’s prime broker with DTC as directed by such Purchaser.  Following the effective date that the Registration Statement is first declared effective by the Commission, and provided the Registration Statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain Shares, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Shares (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section, provided, however that, notwithstanding anything to the contrary contained herein, if for any reason the Registration Statement ceases to be available for any period of

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time for the resale of the Shares, the Company may instruct the Transfer Agent not to permit transfers of the Shares, except for transfers otherwise made in accordance with the provisions of this Section 4.1.

(d)          Acknowledgement.  Each Purchaser hereunder acknowledges as to itself its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act.  Except as otherwise provided below, while any Registration Statement remains effective, each Purchaser hereunder may sell the Shares in accordance with the plan of distribution contained in such Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available.  Each Purchaser agrees as to itself that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, such Purchaser will refrain from selling such Shares until such time as such Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.  Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(d).

4.2           Stockholder Meeting.

(a)          Unless it shall have been determined by such date pursuant to the terms of the Registration Rights Agreement that the Company shall not be required to deliver the Registration Rights Penalty Warrants, the Company shall include in the proxy statement for its next annual meeting of stockholders of the Company (but in no event shall the meeting date in respect of such proxy be later than December 31, 2012) an item on the ballot for approval by the stockholders of the Company, of a proposal that satisfies  the Stockholder Approval Condition and will use its reasonable best efforts to respond to any comments of the Commission and to cause the definitive proxy statement relating to the Stockholder Approval Condition (the “Proxy Statement”) to be mailed to the Company’s stockholders as promptly as reasonably practicable after responding to all such comments to the satisfaction of the SEC.  The Company shall, through its Board of Directors, recommend to its stockholders that the Stockholder Approval Condition be satisfied by stockholders of the Company entitled to vote at the Company Stockholder Meeting.  The Company may elect to satisfy its obligations under this Section 4.2(a) through an action by majority written consent of the stockholders, effective not later than December 31, 2012, in which case an information statement shall be substituted for any reference to a proxy statement in this Section 4.2.

(b)          The Company will notify the Purchasers promptly of the receipt of any comments from the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or for additional information, and will supply the Purchasers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission, on the other hand, with respect to the Proxy Statement.  If at any time prior to the Company Stockholder Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement.  The Company will not mail any Proxy Statement, or

22

any amendment or supplement thereto, to which any Purchaser reasonably objects after being afforded the opportunity to review the same.  The Purchasers shall cooperate with the Company in the preparation of the Proxy Statement or and in responding to comments of the Commission, and the Purchasers shall promptly notify the Company if any information supplied by it for inclusion in the Proxy Statement shall have become false or misleading, and shall cooperate with the Company in disseminating the Proxy Statement, as so amended or supplemented, to correct any such false or misleading information.

4.3           Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Shares may result in dilution of the outstanding shares of Common Stock.  The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4           Furnishing of Information.  In order to enable the Purchasers to sell the Shares under Rule 144 of the Securities Act, the Company shall use its commercially reasonable efforts to maintain the registration of the Shares under Section 12(b) of the Exchange Act for as long as the Company is required to under applicable law and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act for as long as the Company is subject to the reporting requirements of the Exchange Act.

4.5           Form D and Blue Sky.  The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Shares for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).  The Company shall make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.6           No Integration.  The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.7           Securities Laws Disclosure: Publicity.  By 9:00 a.m., New York City time, on the Trading Day immediately following the execution of this Agreement, the Company shall issue a press release (“Press Release”) disclosing all material terms of the transactions contemplated

23

hereby.  On or before 9:00 a.m., Eastern Standard Time, on or before the fourth Trading Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement)).  Each Purchaser covenants, as to itself, that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.7, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction),.

4.8          Indemnification

(a)          Indemnification of the Purchasers.  The Company will indemnify and hold each Purchaser and its respective directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that such Purchaser Party may suffer or incur arising from or relating to any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents.  The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

(b)          Each Purchaser will severally and not jointly indemnify and hold the Company and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Company Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that the Company Party may suffer arising from or relating to (i) any of the representations and warranties made by such Purchaser in this agreement or (ii) any failure by such Purchaser to comply with the covenants and agreements contained in Section 4.1 hereof respecting transfers of the Shares.

(c)          Conduct of Indemnification Proceedings.  Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a) or (b), such Indemnified Person shall

24

promptly notify the Company and the other Purchasers or if the Indemnified Person is the Company, shall notify the Purchasers, as applicable (the party against whom indemnity may be sought hereinafter referred to as the “Indemnifying Person”), in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person to so notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent that the Indemnifying Person is actually and materially and adversely prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Indemnifying Person shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to the Indemnified Person, there exists or shall exist a conflict of interest that would make it inappropriate for the same counsel to represent both the Indemnified Person and the Indemnifying Person.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned unless the Indemnifying Person fails to defend any proceeding or fails to promptly respond to a settlement offer.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Indemnifying Person shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.9           Listing of Common Stock.  To the extent required by the Principal Trading Market, the Company shall prepare and file with the Principal Trading Market an additional shares listing application covering all of the Shares in the time and manner required by the Principal Trading Market.

4.10           Use of Proceeds.  The Company intends to use the net proceeds from the sale of the Shares hereunder for working capital purposes.

4.11           Short Sales After The Date Hereof.  Each Purchaser agrees, as to itself, not to use any of the restricted Shares acquired pursuant to this Agreement to cover any Short Sales in the Common Stock of the Company if doing so would be in violation of applicable securities laws in the holding and sale of the Shares.

4.12           Inspection Rights.  Each Purchaser agrees, as to itself, that it and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement granted hereunder, unless such information is known to the public through no fault of such Purchaser or its employees or representatives; provided, however, that such Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with the Purchasers’ investment in the Company,

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(ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees in writing to be bound by the provisions of this Section 4.12, or (iii) to any general partner or affiliate of such Purchaser.

ARTICLE V

CONDITIONS PRECEDENT TO CLOSING

5.1           Conditions Precedent to the Obligations of the Purchasers at the Closing.  The obligation of each Purchaser to purchase the Shares opposite its respective name on Schedule 1 at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by a Purchaser as with respect to its obligations:

(a)          Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing Date, except for such representations and warranties that speak as of a specific date in which case such representations and warranties shall have been true and correct in all material respects as of such date.

(b)          Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c)          No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares at the Closing, all of which shall be and remain so long as necessary in full force and effect.

(e)          No Suspensions of Trading in Common Stock; Listing.  The Common Stock (i) shall be designated for quotation or listed on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.

(f)          Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(g)          Compliance Certificate.  The Company shall have delivered to the Purchasers a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and 5.1(b).

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(h)        Registration Rights Agreement and Lock Up Agreements.  The Registration Rights Agreement and Lock Up Agreements shall have been executed and delivered by the parties thereto other than such Purchaser.

(i)          Company Board Approval.  The Company’s Board of Directors shall have approved the transactions contemplated in this Agreement and the Transaction Documents such that each of the Purchasers is not subject to the restrictions of an “interested stockholder” as such term is defined in Section 203 of the Delaware General Corporation Law.

5.2      Conditions Precedent to the Obligations of the Company at the Closing.  The Company’s obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)          Representations and Warranties.  The representations and warranties made by the Purchasers in Section 3.2 hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b)          Performance.  The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c)          No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)          Consents.  The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares, all of which shall be and remain so long as necessary in full force and effect.

(e)          Purchaser Deliverables.  Each Purchaser shall have delivered its respective Purchaser Deliverables in accordance with Section 2.2(b).

ARTICLE VI

MISCELLANEOUS

6.1           Fees and Expenses.  At the Closing, the Company shall reimburse Rho Ventures VI, L.P. (“Rho”) for its reasonable legal fees of one law firm in the aggregate of up to $30,000 in connection with the transactions contemplated by this Agreement and the Transaction Documents; provided, however, that Rho provides the Company with reasonably detailed invoices for such services.  Other than Rho’s legal fees provided above, the Company and each Purchaser shall each pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company

27

shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to the Purchasers.

6.2           Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., Eastern Standard Time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5.00 p.m., Eastern Standard Time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Bluefly, Inc.
42 West 39th Street
New York, New York 10018
Telephone No.: (212) 944-8000
Facsimile No.: (212) 354-3400
Attention: Chief Financial Officer

With a copy to (which shall not constitute notice):

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Telephone No.: (212) 698-3500
Facsimile No.: (212) 698-3599
Attention: Richard A. Goldberg, Esq.

If to the Purchasers:

If to Rho:	Rho Ventures VI, L.P.
Carnegie Hall Tower
152 West 57th Street, 23rd Floor
New York, New York 10019

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Telephone No.: (212) 751-6677
Facsimile No.: (212) 751-3613
Attention: Jeffrey I. Martin, Esq.

With a copy to (which shall not constitute notice):

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, New York
Telephone No.: (212) 813-8800
Facsimile No.: (212) 355-3333
Attention: Stephen M. Davis, Esq.

If to Soros:	Quantum Industrial Partners LDC
c/o Soros Fund Management LLC
888 Seventh Avenue
New York, New York 10106
Telephone No.: (212) 320-5584
Facsimile No.: (646) 731-5584
Attention: Jay Schoenfarber

If to Prentice:	Prentice Consumer Partners, LP
623 Fifth Avenue, 32nd Floor
New York, New York 10022
Facsimile No.: (212) 756-1480
Attention: Michael Zimmerman

With a copy to (which shall not constitute notice):

Lowenstein Sandler PC
1251 Avenue of the Americas
New York, New York 10020
Facsimile No.: (212) 422-6807
Attention: Matthew B. Hoffman

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and each of the Purchasers.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.5           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6           Successors and Assigns.  The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns.  Except as otherwise provided in the Transaction Documents, neither this Agreement, nor any rights or obligations hereunder or under any of the other Transaction Documents, may be assigned by the Company or any Purchaser without the prior written consent of the other parties.

6.7           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and, except as set forth in Section 4.1(d) hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the applicable courts located in the State of New York.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the applicable courts located in the County of New York, State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such courts located in the County of New York, State of New York, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9           Survival.  Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

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6.10         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf’ format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11         Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12         Replacement of Shares.  If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third- party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14         Payment Set Aside.  To the extent that the Company makes a payment or payments to the Purchasers pursuant to any Transaction Document or any Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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6.15         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.16         Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of each Purchaser arising directly or indirectly under any of the Transaction Documents of any and every nature whatsoever shall be satisfied solely out of the assets of such Purchaser, and that no trustee, officer, other investment vehicle or any other affiliate of such Purchaser or any investor, shareholder or holder of shares of beneficial interest of such Purchaser shall be personally liable for any liabilities of such Purchaser.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLUEFLY, INC.

By:	/s/ Kara B. Jenny
Kara B. Jenny
Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE OF THE PURCHASERS FOLLOWS]

RHO VENTURES VI, L.P.

By: RMV VI, L.L.C., its General Partner

By:	Rho Capital Partners LLC, its Managing Member

By:	/s/ Habib Kairouz
Habib Kairouz
Managing Member

Tax ID No.:

Delivery Instructions:

(if different than address for notice set forth in Section 6.3 above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

QUANTUM INDUSTRIAL PARTNERS LDC

By:	/s/ Jay A. Schoenfarber
Jay. A. Schoenfarber
Attorney-in-fact

Delivery Instructions:

(if different than address for notice set forth in Section 6.3 above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

PRENTICE CONSUMER PARTNERS, LP

By	Prentice Consumer Partners GP, LLC

By:	/s/ Mario Ciampi
Name: Mario Ciampi
Title: Managing Partner

Delivery Instructions:

(if different than address for notice set forth in Section 6.3 above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBITS

A-1:	Accredited Investor Questionnaire
A-2:	Stock Certificate Questionnaire
B:	Registration Rights Agreement
C-1:	Lock Up Agreement – Officers and Directors
C-2:	Lock Up Agreement – Existing Shareholders

SCHEDULES

1	Purchasers, Shares
2	Officers and Directors of the Company subject to Lock Up Agreements
3.1(g):	Capitalization
3.1(k)	Material Changes; Undisclosed Events, Liabilities or Developments; Solvency
3.1(m)	Litigation
3.1(n)	Contracts

EXHIBIT A-1

ACCREDITED INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:         Bluefly, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of common stock, par value $0.01 per share (the “Securities”), of Bluefly, Inc., a Delaware corporation (the “Corporation”).  The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor.  The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements.  The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.  Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities.  All potential investors must answer all applicable questions and complete, date and sign this Questionnaire.  Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.	BACKGROUND INFORMATION

Name of Beneficial Owner of the
Securities:

Business
Address:
Number and Street)

(City)	(State)	(Zip Code)

Telephone
Number: (_)

Ex. A-1-1

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of	Approximate Date of
formation:	formation:

Were you formed for the purpose of investing in the securities being offered?

Yes ______	No _____

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone
Number: (_)

Age: ____________	Citizenship:
_________________	Where registered to vote:

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?

Yes ______	No _____

Social Security or Taxpayer
Identification No.

PART B.	ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as a Purchaser of Securities of the Company.

____ (1)
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or

Ex. A-1-2

fiduciary capacity;

____ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

____ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

____ (4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____ (6)
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

____ (7)
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

____ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ (9)
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

____ (10)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

____ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

Ex. A-1-3

____ (12)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

____ (13)	An executive officer or director of the Company;

____ (14)
An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.	FOR EXECUTION BY AN INDIVIDUAL:

Date	By
Print
Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity
Name:

Date	By
Print
Name:
Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):
Entity
Name:

Date	By
Print
Name:

Ex. A-1-4

.
Entity
Name:

Date	By
Print
Name:

Ex. A-1-5

EXHIBIT A-2

Stock Certificate Questionnaire

Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

Ex. A-2-1

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

Schedule 1

EXHIBIT C-1

FORM OF LOCK UP AGREEMENT – OFFICER AND DIRECTOR

Lock-Up Agreement

September [  ], 2011

Rho Ventures VI, L.P.
Carnegie Hall Tower
152 West 57th Street, 23rd Floor
New York, New York 10019

Quantum Industrial Partners LDC
c/o Soros Fund Management LLC
888 Seventh Avenue
New York, New York 10106

Prentice Consumer Partners, LP
623 Fifth Avenue, 32nd Floor
New York, New York 10022

Dear Sirs:

As an inducement to Rho Ventures VI, L.P. (“Rho”), Quantum Industrial Partners LDC (“Soros”) and Prentice Consumer Partners, LP (“Prentice”; and together with Rho and Soros, the “Purchasers”) to execute a securities purchase agreement (the “Securities Purchase Agreement”) with Bluefly, Inc., a Delaware Corporation (the “Company”), providing for the purchase of common stock (the “Common Stock”) of the Company, the undersigned hereby agrees that without, in each case, the prior written consent of the Company and each of the Purchasers during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (subject to the last sentence of this paragraph) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities.  Notwithstanding the foregoing, the term “Undersigned’s Securities” shall not include shares of, exercisable or exchangeable for or that represent the right to receive Common Stock or securities convertible into Common Stock held

Ex. C-1-1

by venture capital or hedge funds, the ultimate controlling party of which the undersigned is affiliated with through a management or other controlling position.

In addition, the undersigned agrees that, without the prior written consent of each of the Purchasers, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The Lock-Up Period will commence on the date of this Agreement and continue until the earlier of (a) the date on which the undersigned ceases to be an officer or director of the Company or (b) 365 days after the date hereof (including the 365th day).

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with each of the Purchasers to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, (ii) the cashless exercise or net exercise of any equity compensation award granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, or (iii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the Purchasers are entering into the Securities Purchase Agreement in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Ex. C-1-2

Printed Name of Holder

By:
Signature

Ex. C-1-3

EXHIBIT C-2

FORM OF LOCK UP AGREEMENT – EXISTING SHAREHOLDER

LOCK UP AND SUPPORT AGREEMENT

THIS LOCK UP AGREEMENT (this “Agreement”) dated as of September [ ], 2011, by and among Bluefly, Inc. (the “Company”), Quantum Industrial Partners LDC (“Soros”), Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd. (collectively, the “Maverick Parties”), Prentice Consumer Partners, LP, (“Prentice”) and Rho Ventures VI, LP (“Rho”; Soros, the Maverick Parties, Prentice and Rho, collectively, the “Stockholders”)

WHEREAS, the Company, Soros, Prentice and Rho (the “2011 Purchasers”) have entered into a Securities Purchase Agreement, dated as of September [ ], 2011 (the “2011 Securities Purchase Agreement”), pursuant to which the Company has agreed to sell, and the 2011 Purchasers have agreed to purchase, an aggregate of [  ] shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, it is a condition to the parties’ obligations under the Securities Purchase Agreement that the Company and the Stockholders enter into this Agreement.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

II.
Lock Up

(i)           Until the date that is 365 days from the date hereof (including the 365th day), the 2011 Purchasers will not, without the prior written consent of each other 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company, or any securities exchangeable for or any other rights to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).

(ii)          (A) Until the date that is 90 days from the date hereof (including the 90th day) (or such earlier date as one of the 2011 Purchasers is permitted to sell securities that are subject to the lock up set forth in clause (i)), the Maverick Parties will not, without the prior written consent of each 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company, or any securities exchangeable for or any other rights

Ex. C-2-1

to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (ii)(A)(1) or (ii)(A)(2).

(B)  From and after the date that is 91 days from the date hereof until the date that is 180 days from the date hereof (including the 180th day) (or such earlier date as one of the 2011 Purchasers is permitted to sell securities that are subject to the lock up set forth in clause (i)), the Maverick Parties will not, without the prior written consent of each 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company in an aggregate amount for all such transactions during such period (taken together with any transactions pursuant to clause (ii)(B)(2) below) that exceeds a number of shares equal to 50% of the shares of capital stock of the Company owned by the Maverick Parties on the date hereof, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company in an aggregate amount for all such transactions during such period (taken together with any transactions pursuant to clause (ii)(B)(1) above) that exceeds a number of shares equal to 50% of the shares of capital stock of the Company owned by the Maverick Parties on the date hereof, or any securities exchangeable for or any other rights to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (ii)(B)(1) or (ii)(B)(2) (such restrictions in clauses (i)(1), (i)(2), (i)(3), (ii)(A)(1), (ii)(A)(2), (ii)(A)(3), (ii)(B)(1), (ii)(B)(2) and (ii)(B)(3) being referred to herein as the “Lock-Up Restrictions”).

Notwithstanding anything to the contrary contained herein, the Lock-Up Restrictions shall not apply to any sale or other transfer of Common Stock by each Stockholder to its respective affiliates, provided that the transferee agrees in writing to be bound by the terms of this Agreement as a condition to such sale or transfer.

For purposes of this Paragraph II, affiliates of Soros shall include (1) any of Soros Fund Management LLC or George Soros or any of their respective affiliates, (2) any person or entity that is managed (x) by Soros Fund Management LLC or (y) by any person or entity that is an affiliate of Soros Fund Management LLC or (3) any person or entity that is a charitable organization established by George Soros or any of the members of George Soros’ family.

III.
Support

The Stockholders hereby agree that at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) of the Stockholder Approval Condition (as such term is defined in the 2011 Securities Purchase Agreement) is sought (a “Company Stockholders’ Vote”), the Stockholders shall (a) when a Company Stockholders’ Vote is held, appear at such Company Stockholders’ Vote or otherwise cause all Eligible Vote Shares to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) all Eligible Vote Shares in favor of the Stockholder Approval Condition.  “Eligible Vote Shares” means, with respect to a particular Stockholder, the aggregate number of shares of

Ex. C-2-2

Common Stock held by such Stockholder, less the number of 2011 Shares (as defined in the 2011 Securities Purchase Agreement) owned by such Stockholder.

IV.
Governing Law; Choice of Forum; Jury Waiver

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS LAW, PROVIDED THAT THE PROVISIONS SET FORTH HEREIN AND ANY CLAIMS OR DISPUTES ARISING OUT OF OR RELATED TO SUCH PROVISIONS OR THE SUBJECT MATTER THEREOF THAT ARE REQUIRED TO BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law (as defined in the Investment Agreement), any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

V.
Counterparts; Facsimile Signatures

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed by facsimile, and a facsimile signature shall have the same force and effect as an original signature on this Agreement. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

VI.
Independent Nature of Stockholders’ Obligations and Rights

The obligations of each Stockholder this Agreement are several and not joint with the obligations of any other Stockholder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement.  Nothing contained herein, and no action taken by any party hereto, shall be deemed to constitute any Stockholder as a partnership, an association, a joint venture or any other kind of entity with any other Stockholder, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations.  Each Stockholder shall be entitled to independently protect and

Ex. C-2-3

enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose.  Each Stockholder has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

VII.
Specific Performance

Each of the parties hereto, in addition to being entitled to exercise all of its rights hereunder, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

VIII.
No Violations

Each of the parties hereto agree that no party hereto shall be obligated to comply with any provisions of this Agreement relating to the voting of shares of capital stock of the Company if doing so would constitute a violation of law or public policy.

IX.
Enforcement Fees and Costs

In the event legal action is taken or commenced by any of the parties hereto against any other party hereto for the enforcement of any of the covenants, terms or conditions of this Agreement, the non-prevailing party shall be liable for all reasonable fees and costs (including legal fees and costs) incurred by the prevailing party in connection with such legal action.

[Signature pages follow]

Ex. C-2-4

IN WITNESS WHEREOF, this Agreement has been duly executed on the date first set forth above.

BLUEFLY, INC.

By:
Name:
Title:

QUANTUM INDUSTRIAL PARTNERS LDC

By:
Name:
Title:

Ex. C-2-5

MAVERICK FUND USA, LTD

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:
Name:
Title:

MAVERICK FUND L.D.C.

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:
Name:
Title:

MAVERICK FUND II, LTD

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:
Name:
Title:

Ex. C-2-6

PRENTICE CONSUMER PARTNERS, LP
By: Prentice Consumer Partners GP, LLC

By:
Name:
Title:

Ex. C-2-7

RHO VENTURES VI, L.P.

By: RMV VI, L.L.C., its General Partner

By: Rho Capital Partners LLC, its Managing Member

By:
Name:
Title:

Ex. C-2-8

Schedule 1

Purchasers

Name	Shares Purchased	Purchase Price Per Share	Office Address	Type of Entity	Jurisdiction of Organization
Rho Ventures VI, L.P.	2,777,777	$1.80	152 West 57th Street, 23rd Floor New York, NY 10019	Limited partnership	Delaware
Quantum Industrial Partners LDC	555,555	$1.80	888 Seventh Avenue New York, NY 10106	Limited Duration Company	Cayman Islands
Prentice Consumer Partners, LP	333,333	$1.80	623 Fifth Avenue, 32nd Floor, New York, NY 10022	Limited Partnership	Delaware

Schedule 2

Shareholders, Officers and Directors of the Company subject to Lock Up Agreements

Existing Shareholders:

Rho Ventures VI, L.P.
Quantum Industrial Partners LDC
Prentice Consumer Partners, LP
Maverick Fund USA, Ltd.
Maverick Fund, L.D.C.
Maverick Fund II, Ltd.

Officers and Directors of the Company:

Melissa Payner
Joseph Park
Kara Jenny
David Wassong
David Janke
Habib Kairouz
Mario Ciampi
Martin Miller
Anthony Plesner
Michael Helfand
Andy Russell
Denise Seegal

Execution Copy

LOCK UP AND SUPPORT AGREEMENT

THIS LOCK UP AGREEMENT (this “Agreement”) dated as of September 7, 2011, by and among Bluefly, Inc. (the “Company”), Quantum Industrial Partners LDC (“Soros”), Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd. (collectively, the “Maverick Parties”), Prentice Consumer Partners, LP, (“Prentice”) and Rho Ventures VI, LP (“Rho”; Soros, the Maverick Parties, Prentice and Rho, collectively, the “Stockholders”)

WHEREAS, the Company, Soros, Prentice and Rho (the “2011 Purchasers”) have entered into a Securities Purchase Agreement, dated as of September 7, 2011 (the “2011 Securities Purchase Agreement”), pursuant to which the Company has agreed to sell, and the 2011 Purchasers have agreed to purchase, an aggregate of 3,666,665 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, it is a condition to the parties’ obligations under the Securities Purchase Agreement that the Company and the Stockholders enter into this Agreement.

NOW, THEREFORE, in consideration for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

X.
Lock Up

(i)           Until the date that is 365 days from the date hereof (including the 365th day), the 2011 Purchasers will not, without the prior written consent of each other 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company, or any securities exchangeable for or any other rights to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).

(ii)           (A) Until the date that is 90 days from the date hereof (including the 90th day) (or such earlier date as one of the 2011 Purchasers is permitted to sell securities that are subject to the lock up set forth in clause (i)), the Maverick Parties will not, without the prior written consent of each 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company, or any securities exchangeable for or any other rights to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (ii)(A)(1) or (ii)(A)(2).

(B)  From and after the date that is 91 days from the date hereof until the date that is 180 days from the date hereof (including the 180th day) (or such earlier date as one of the 2011 Purchasers is permitted to sell securities that are subject to the lock up set forth in clause (i)), the Maverick Parties will not, without the prior written consent of each 2011 Purchaser and the Company, (1) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of capital stock of the Company in an aggregate amount for all such transactions during such period (taken together with any transactions pursuant to clause (ii)(B)(2) below) that exceeds a number of shares equal to 50% of the shares of capital stock of the Company owned by the Maverick Parties on the date hereof, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of capital stock of the Company in an aggregate amount for all such transactions during such period (taken together with any transactions pursuant to clause (ii)(B)(1) above) that exceeds a number of shares equal to 50% of the shares of capital stock of the Company owned by the Maverick Parties on the date hereof, or any securities exchangeable for or any other rights to purchase any shares of capital stock of the Company or (3) publicly announce an intention to effect any transaction specified in clause (ii)(B)(1) or (ii)(B)(2) (such restrictions in clauses (i)(1), (i)(2), (i)(3), (ii)(A)(1), (ii)(A)(2), (ii)(A)(3), (ii)(B)(1), (ii)(B)(2) and (ii)(B)(3) being referred to herein as the “Lock-Up Restrictions”).

Notwithstanding anything to the contrary contained herein, the Lock-Up Restrictions shall not apply to any sale or other transfer of Common Stock by each Stockholder to its respective affiliates, provided that the transferee agrees in writing to be bound by the terms of this Agreement as a condition to such sale or transfer.

For purposes of this Paragraph II, affiliates of Soros shall include (1) any of Soros Fund Management LLC or George Soros or any of their respective affiliates, (2) any person or entity that is managed (x) by Soros Fund Management LLC or (y) by any person or entity that is an affiliate of Soros Fund Management LLC or (3) any person or entity that is a charitable organization established by George Soros or any of the members of George Soros’ family.

XI.
Support

The Stockholders hereby agree that at any meeting of the stockholders of the Company, however called, or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) of the Stockholder Approval Condition (as such term is defined in the 2011 Securities Purchase Agreement) is sought (a “Company Stockholders’ Vote”), the Stockholders shall (a) when a Company Stockholders’ Vote is held, appear at such Company Stockholders’ Vote or otherwise cause all Eligible Vote Shares to be counted as present thereat for the purpose of establishing a quorum and (b) vote (or cause to be voted) all Eligible Vote Shares in favor of the Stockholder Approval Condition.  “Eligible Vote Shares” means, with respect to a particular Stockholder, the aggregate number of shares of Common Stock held by such Stockholder, less the number of 2011 Shares (as defined in the 2011 Securities Purchase Agreement) owned by such Stockholder.

XII.
Governing Law; Choice of Forum; Jury Waiver

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS LAW, PROVIDED THAT THE PROVISIONS SET FORTH HEREIN AND ANY CLAIMS OR DISPUTES ARISING OUT OF OR RELATED TO SUCH PROVISIONS OR THE SUBJECT MATTER THEREOF THAT ARE REQUIRED TO BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law (as defined in the Investment Agreement), any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

XIII.
Counterparts; Facsimile Signatures

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.  This Agreement may be executed by facsimile, and a facsimile signature shall have the same force and effect as an original signature on this Agreement. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

XIV.
Independent Nature of Stockholders’ Obligations and Rights

The obligations of each Stockholder this Agreement are several and not joint with the obligations of any other Stockholder, and no Stockholder shall be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement.  Nothing contained herein, and no action taken by any party hereto, shall be deemed to constitute any Stockholder as a partnership, an association, a joint venture or any other kind of entity with any other Stockholder, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations.  Each Stockholder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose.  Each Stockholder has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

XV.
Specific Performance

Each of the parties hereto, in addition to being entitled to exercise all of its rights hereunder, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

XVI.
No Violations

Each of the parties hereto agree that no party hereto shall be obligated to comply with any provisions of this Agreement relating to the voting of shares of capital stock of the Company if doing so would constitute a violation of law or public policy.

XVII.
Enforcement Fees and Costs

In the event legal action is taken or commenced by any of the parties hereto against any other party hereto for the enforcement of any of the covenants, terms or conditions of this Agreement, the non-prevailing party shall be liable for all reasonable fees and costs (including legal fees and costs) incurred by the prevailing party in connection with such legal action.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed on the date first set forth above.

BLUEFLY, INC.

By:	/s/ Kara B. Jenny
	Name:	Kara B. Jenny
	Title:	CFO

QUANTUM INDUSTRIAL PARTNERS LDC

By:	/s/ Jay A. Schoenfarber
	Name:	Jay A. Schoenfarber
	Title:	Attorney-in-Fact

MAVERICK FUND USA, LTD

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner and General Counsel

MAVERICK FUND L.D.C.

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner and General Counsel

MAVERICK FUND II, LTD

By: MAVERICK CAPITAL, LTD.,
as its Investment Manager

By:	/s/ John T. McCafferty
	Name:	John T. McCafferty
	Title:	Limited Partner and General Counsel

PRENTICE CONSUMER PARTNERS, LP
By: Prentice Consumer Partners GP, LLC

By:	/s/ Mario Ciampi
	Name:	Mario Ciampi
	Title:	Managing Partner

RHO VENTURES VI, L.P.

By: RMV VI, L.L.C., its General Partner

By: Rho Capital Partners LLC, its Managing Member

By:	/s/ Habib Kairouz
	Name:	Habib Kairouz
	Title:	Managing Member